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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): July 23, 2001



                              OAK TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                  0-25298                       77-0161486
(State or other jurisdiction     (Commission                  (I.R.S Employer
     of incorporation)           File Number)                Identification No.)


                                 139 KIFER COURT
                           SUNNYVALE CALIFORNIA 94086
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (408) 737-0888




         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS

     On July 23, 2001, Oak Technology, Inc. (the "Company") publicly announced that it had reconstituted the Company's Board of Directors. Oak President and CEO Young K. Sohn became Board Chairman. In addition, David J. Rynne joined the Board, and previous Board Chairman David Tsang and Board member Ta-Lin Hsu have left the Board to pursue other interests in the worlds of start-up ventures and venture capital. A copy of the press release of the Company, filed as exhibit
99.1 hereto, is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)   EXHIBITS

          99.1  Press Release of the Company, dated July 23, 2001.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           OAK TECHNOLOGY, INC.



Date:  July 24, 2001                       By: /s/ David Power
                                               -------------------------------
                                               David Power
                                               Vice President, General Counsel
                                               and Secretary

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                                  EXHIBIT INDEX

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Exhibit
Number                       Description
-------                      -----------
99.1            Press Release of the Company, dated July 23, 2001

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